Exhibit 10.2
November 16, 2009
Craig Collard
President and CEO
Cornerstone Therapeutics Inc.
1255 Crescent Green Drive, Suite 250
Cary, NC 27518
Dear Mr. Collard,
We refer to the License and Supply Agreement dated October 12, 2006 regarding Cefditoren Pivoxil, as amended by Amendment No. 1 dated July 27, 2007 (the “License Agreement”) and the Addendum thereto dated August 14, 2008 (the “Addendum”).
We understand the importance of launch and sale of the authorized generics of Spectracef products to expand the overall sales of Cefditoren Pivoxil products in the US market. Cornerstone and Meiji desire to include the authorized generics of Spectracef products in the licensing arrangement under the Addendum. For this purpose, Cornerstone and Meiji agree to amend the Addendum as follows:
1. Capitalized terms not defined herein shall have the same meanings ascribed to them in the Addendum and the License Agreement.
2. The following amendments shall be made with respect to the following terms defined in the Addendum.
(a)	The term “Licensor Supplying 200mg Product” as defined in subparagraph (a) of Paragraph 2 of the Addendum shall be amended to include, in addition to the Product in the form of 200mg tablet currently defined therein, the authorized generic (as defined in Section 314.3 of FDA CFR 21) Product in the form of 200mg tablet manufactured by Tedec-Meiji and supplied by Licensor to Licensee (the “AGE 200mg Product”).

(b)	The term “Licensor Supplying 400mg Product” as defined in subparagraph (b) of Paragraph 2 of the Addendum shall be amended to include, in addition to the Product
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in the form of 400mg tablet currently defined therein, the authorized generic (as defined in Section 314.3 of FDA CFR 21) Product in the form of 400mg tablet manufactured by Tedec-Meiji and supplied by Licensor to Licensee (the “AGE 400mg Product”).
(c)	The term “200mg Product Specifications” as defined in subparagraph (c) of Paragraph 2 of the Addendum shall be amended to include, in addition to the specifications and analytical method currently defined therein, the specifications and analytical method relating to the AGE 200mg Product attached hereto as Exhibit A-2.

(d)	The term “400mg Product Specifications” as defined in subparagraph (d) of Paragraph 2 of the Addendum shall be amended to include, in addition to the specifications and analytical method currently defined therein, the specifications and analytical method relating to the AGE 400mg Product attached hereto as Exhibit B-2.
3. Both parties confirm that the package of 2 tablets/blister per pack for the Licensor Supplying 400mg Product listed in subparagraph (a) of Paragraph 6 of the Addendum does not exist with respect to the AGE 400mg Product and thus the price for such package set forth therein shall be applicable only to the Licensor Supplying 400mg Product excluding the AGE 400mg Product.
4. Licensee shall not use the Trademark in selling and promoting the AGE 200mg Product and the AGE 400mg Product. Accordingly, notwithstanding Paragraph 11 of the Addendum, Article 11 of the License Agreement shall not apply to the AGE 200mg Product and the AGE 400mg Product.
5. It is agreed by both parties that with respect to the AGE 200mg Product and the AGE 400mg Product, Licensee may have its wholly owned subsidiary, Aristos Pharmaceuticals (“Aristos”) purchase those Products from Licensor and sell the same in the Territory, provided that Licensee shall ensure that Aristos shall abide by all applicable provisions of this Letter Agreement, the Addendum and the License Agreement with respect to those Products. It is confirmed by both parties that even if Licensee shall have Aristos purchase and sell the AGE 200mg Product and the AGE 400mg Product, the royalty payment obligations set forth in Paragraph 5 of the Addendum with respect to those Products shall remain with Licensee.
6. This Letter Agreement shall be read together with the Addendum and the License Agreement and shall constitute an integral part thereof.

7. Except to the extent expressly varied or amended by this Letter Agreement, all provisions of the Addendum and the License Agreement shall remain unchanged and shall continue to be in full force and effect.
8. This Letter Agreement shall become effective as of November 16, 2009.
Please confirm Cornerstone’s agreement to the foregoing by signing duplicate copies of this Letter Agreement and returning one signed copy to us.

Sincerely yours, Meiji Seika Kaisha, Ltd.
/s/ Ryuzo Asada
Ryuzo Asada
Senior Vice President International Headquarters Pharmaceuticals

ACCEPTED and AGREED TO BY: Cornerstone Therapeutics Inc.
/s/ Craig Collard
Craig Collard
President and CEO

Exhibit A-2
Specifications and Analytical Methods of AGE 200mg Product

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Exhibit B-2
Specifications and Analytical Methods of AGE 400mg Product

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[***] Confidential portions of the exhibit have been omitted and filed
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Securities and Exchange Commission